UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April [19], 2013 (March 28, 2013)

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-16075	86-0449546
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1065 Avenue of the Americas, Suite 1705, New York, NY 10018

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 3, 2013, Sequential Brands Group, Inc. (“Sequential”) filed a Current Report on Form 8-K (the “Original Report”) to report the completion of its acquisition of B®and Matter, LLC, a Delaware limited liability company (“Brand Matter”) on March 28, 2013, pursuant to the Purchase Agreement, dated as of March 28, 2013, by and among Sequential, Brand Matter and ETPH Acquisition, LLC, a Delaware limited liability company. This amendment to the Original Report is being filed to provide financial statements and pro forma financial statements required by Item 9.01 of Form 8-K. This amendment makes no other amendment to the Original Report.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited balance sheets of Brand Matter as of December 31, 2012 and 2011 and audited statements of income, member’s equity, and cash flows of Brand Matter for the years ended December 31, 2012 and 2011 and the notes related thereto and the related independent auditor’s report of Mayer Hoffman McCann CPAs (The New York Practice of Mayer Hoffman McCann P.C.) are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of December 31, 2012 and statement of operations for the year ended December 31, 2012 and the notes thereto is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d)	Exhibits:

Exhibit Number	Description
23.1	Consent of Mayer Hoffman McCann CPAs (The New York Practice of Mayer Hoffman McCann P.C.)
99.1	Audited financial statements of Brand Matter. LLC as of December 31, 2012 and 2011 and for the years ended December 31, 2012 and 2011 and the notes related thereto.
99.2	Unaudited pro forma condensed combined financial information as of December 31, 2012 and for the year ended December 31, 2012 and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequential Brands Group, Inc.

Date: May 8, 2013	By:	/s/ Gary Klein
	Name:	Gary Klein
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Mayer Hoffman McCann CPAs (The New York Practice of Mayer Hoffman McCann P.C.)
99.1	Audited financial statements of Brand Matter, LLC as of December 31, 2012 and 2011 and for the years ended December 31, 2012 and 2011 and the notes related thereto.
99.2	Unaudited pro forma condensed combined financial information as of December 31, 2012 and for the year ended December 31, 2012 and the notes related thereto.